Exhibit 10.8

北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

江西省自学考试“课程学业综合评价”

学习服务中心项目合作协议

Cooperation Agreement for Jiangxi “Comprehensive Academic

Evaluation” Learning Service Center Program for Self-taught Examinations

甲方：北京华夏大地远程教育网络服务有限公司

Party A: Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

地址：北京经济技术开发区地盛北街北工大软件园21-1楼

Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area

邮编：100176

Zip code: 100176

手机：18610716856

Mobile: 18610716856

电话：010-57925046

Tel: 010-57925046

传真：010-57925053

Fax: 010-57925053

E-mail：houct@edu-edu.com.cn

联系人：侯存涛

Contact: Hou Cuntao

乙方：江西师范大学继续教育学院

Party B: College of Continuing Education, Jiangxi Normal University

地址：江西省南昌市北京西路437号

Address: No. 437, Beijing West Road, Nanchang City, Jiangxi Province

邮编：330027

Zip code: 330027

手机：13397091898

Mobile: 13397091898

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

1

北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

电话：0791-88506229

Tel: 0791-88506229

传真：0791-88513645

Fax: 0791-88513645

E-mail：quanwa99@yahoo.com.cn

联系人：饶文华

Contact: Rao Wenhua

甲方：北京华夏大地远程教育网络服务有限公司是专注于远程学习内容提供和学习支持服务的大型企业，是中国远程教育领域第一家被北京市科委认定的外商投资“高新技术企业”和“双软企业”。所推出的主导服务产品是基于互联网的网上教学、辅导及培训服务。其内容包括：网上学习跟踪平台、自学考试辅导课程、各类取证考试辅导课程、职业、技能培训课程和其他非学历课程。

Party A: Beijing Huaxia Dadi Distance Learning Services Co., Ltd. is a large enterprise focusing on the distance provision of learning contents and learning support services, and the first foreign-invested “high-tech enterprise” and “software enterprise providing software products” recognized by the Beijing Municipal Science & Technology Commission in the Chinese distance education field . The leading service products launched by it are online teaching, coaching and training services based on the Internet. The contents of such services include: online learning tracking platforms, couching courses for self-taught examinations and certification examinations, vocational and skills training courses and other non-award courses.

甲方是全国考办推荐的“课程学业综合评价”项目的学习平台技术及教学资源、运营服务提供方，乙方是江西省教育考试院《江西省自学考试综合改革实验方案》中“课程学业综合评价”项目（以下称本项目）的试点单位。

Party A is the provider of learning platform technology and teaching resources and operation services for the “comprehensive academic evaluation” program (hereinafter referred to as the “Program”) recommended by the Office of the China Council for Self-taught Higher Education Examinations. Party B is a pilot entity of the Program in the Experimental Proposal for the Comprehensive Reform of Self-taught Examinations in Jiangxi Province of the Jiangxi Provincial Education Examination Authority.

乙方：江西师范大学成人教育自1956年创办以来，是全国首批开展成人高等学历教育和具有成人高等学历教育学士学位授予权、全省首先举办成人教育学硕士研究生教育和具有成人教育学硕士学位授予权、全省高等教育自学考试首批主考单位的省属重点高校。1956年学校正式举办江西省高等师范专科函授教育，1992年成立成人教育学院，2001年成立继续教育学院。学院位于学校青山湖校区，现有教职工30人，其中教授3人、副教授9人；设有办公室、学历部、自考部、学科部、网络部、培训部、外语部等教学管理与科研机构，学校成人教育实行二级管理。

Party B: since the foundation of its adult education in 1956, Jiangxi Normal University is a provincial key university that is one of the first batch of universities carrying out adult higher academic education with the right to confer the bachelor’s degree for adult higher academic education, and the first provincial university that runs education for graduates of bachelor’s degree and master’s degree for adult education and with the right to confer bachelor’s degree and master’s degree for adult education, and the first batch of provincial universities holding self-taught examinations for higher education. The university formally provided correspondence education of normal college in Jiangxi Province in 1956, and established the college of adult education in 1992 and the college of continuing education in 2001. The college of continuing education is located in Qingshan Lake campus, and currently has 30 teaching and administrative staff, including 3 professors and 9 associate professors; it has a office, academic records department, self-taught department, disciplines department, network department, training department, foreign languages department and other teaching administration and scientific research institutions; adult education is subject to two-level management in the college.

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

长期以来，学院秉承“静思笃行、持中秉止”的校训和“严谨、勤奋、求是、创新”的优良校风，依托学校雄厚的教育资源和师资力量，致力于成人教育的发展，把成人教育作为学校人才培养结构的重要组成部分，作为学校服务社会、服务经济、服务广大群众的平台，树立“以人为本、服务学员、服务学校、服务社会”的办学理念，形成了以成人教育理论研究为动力、以成人高等学历教育为主体，高等教育自学考试、继续教育培训为两翼的社会教育服务体系。学校已成为成人教育学科建设和理论研究的主要阵地、成人高等教育的品牌大学、高等教育自学考试的示范高校、继续教育培训的重要基地。

For a long time, adhering to the college motto of “to be impartial by in-depth thinking and persistent practice” and the good college spirit of “prudence, diligence, faith of truth and innovative”, relying on the abundant educational resources and faculty of the college, the college is committed to the development of adult education, making adult education as an important part of the college’s talent cultivation structure and a platform for the college to serve the society, the economy and the masses. The college has established the schooling ideas of “people orientation, and serving students, the college and the society” and formed a social education service system with the two wings of self-taught examinations for higher education and continuing education training, driven by theoretic research, with adult higher academic education as the subject. The university has become the main position of discipline construction and theoretical research for adult education, a brand university of adult higher education, a demonstrative university for self-taught examinations for higher education, and an important base for continuing education training.

甲乙双方在平等互利、友好合作的基础上开展诚信合作，并就共同开展课程学业综合评价的合作事宜达成本合作协议（下称“本协议”）：

On the basis of equality, mutual benefits and friendly cooperation, Party A and Party B cooperate with each other in good faith and enter into the cooperation agreement (hereinafter referred to as the “Agreement”) in relation to the cooperation on comprehensive academic evaluation:

第一条：合作内容描述

Article 1: Description of Cooperation

1、	在《江西省自学考试综合改革方案》指导下，甲方负责“课程学业综合评价”项目所涉及的网络学习平台开发及省考办指定的“课程学业综合评价”学科网络课件资源开发，统称“课程学业综合评价”系统。“课程学业综合评价”系统建成后，乙方学员可持甲方提供的注册学习账号登陆进入“课程学业综合评价”系统注册学习课程。系统在乙方辅导员的配合下，对学生学习过程实施课程学业综合评价。
1.	Under the guidance of the Proposal for the Comprehensive Reform of Self-taught Examinations in Jiangxi Province, Party A is responsible for the development of the online learning platform involved in the “comprehensive academic evaluation” program and the online discipline courseware resources for “comprehensive academic evaluation” designated by the provincial examination office, which are collectively referred to as the “comprehensive academic evaluation” system. After the completion of the establishment of the “comprehensive academic evaluation” system, Party B’s students can log into such system for the registration of learning courses on the strength of the registered learning accounts provided by Party A. Under the coordination of Party B’s instructors, the system carries out the comprehensive academic evaluation of students’ learning process.

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

2、 在《江西师范大学自学考试综改方案》的基础上，双方合作开发网络助学课程。由乙方组织老师完成脚本的编写，课程录制。由甲方负责课程的后期开发和上线运营。

2.	On the basis of the Comprehensive Reform Proposal of Jiangxi Normal University for Self-taught Examinations, both parties cooperate to develop online educational aid courses. Party B shall organize teachers to complete the compilation of scripts and the recording of courses. Party A is responsible for the subsequent development and go-live operation of courses.

第二条：甲方的权利和义务

Article 2: Rights and Obligations of Party A

1、 甲方保证提供给乙方的课程资源“课程学业综合评价”平台拥有完全版权或其他合法授权，保证其内容的真实性并符合中华人民共和国相关法律、法规；

1.	Party A guarantees that the “comprehensive academic evaluation” platform of course resources provided for Party B has full copyright or other lawful authority and guarantees the authenticity of the contents and the compliance with the relevant laws and regulations of the People’s Republic of China;

2、 甲方负责根据课程学业综合评价方案提供网络课件，并根据乙方需要逐步开发完善，同时甲方应提供技术成熟、性能稳定、操作简便的“课程学业综合评价”系统；

2.	Party A is responsible for providing online courseware in accordance with the proposal for comprehensive academic evaluation and gradually developing and improving the same according to Party B’s needs; meanwhile, Party A shall provide a “comprehensive academic evaluation” system featuring mature technology, stable performance and simple operation;

3、甲方负责承担课程学业综合评价系统的网络运行和维护服务；

3.	Party A is responsible for the online operation and maintenance of the comprehensive academic evaluation system;

4、 甲方负责对“课程学业综合评价”系统中的相关宣传界面进行更新维护；

4.	Party A is responsible for updating and maintaining the relevant promotional interface in the “comprehensive academic evaluation” system;

5、 甲方负责提供“课程学业综合评价”系统的使用手册，并提供必要的人员培训；

5.	Party A is responsible for providing the manual of the “comprehensive academic evaluation” system and necessary personnel training;

6、 甲方负责提供“课程学业综合评价”系统的安装调试工作，并保证系统的正常运行；

6.	Party A is responsible for providing the installation and debugging of the “comprehensive academic evaluation” system and ensuring the normal operation of the system;

7、 甲方应向乙方学员提供正常的教学平台使用技术支持和网络学习相关技术咨询服务，除不可抗力因素外，甲方保证在问题出现后48小时内解决网络学习中的各种技术问题。具体保障措施为：

7.	Party A shall provide Party B’s students with normal technical support for the use of the teaching platform and technology consulting services related to online learning. Except for force majeure factors, Party A guarantees to solve all the technical problems in online learning process within 48 hours upon the occurrence of such problems. Specific safeguard measures are set out as follows:

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

甲方为乙方指派专门技术人员负责；甲方向乙方和使用者提供技术保障联系方式，甲方的服务热线电话：400-610-0480和客户信箱：service@edu-edu.com.cn；

Party A shall assign special technical personnel to the job; Party A shall provide Party B and users with the contact information on technical safeguard. Party A’s service hotline is: 400-610-0480 and customer service email address is: service@edu-edu.com.cn;

8、 有关“课程学业综合评价”学习账号收费标准由甲乙双方根据当地的市场情况合理制定，未经双方书面确认任何一方不得改动；

8.	The charging standards for learning accounts for “comprehensive academic evaluation” shall be reasonably determined by both parties according to the actual market situation and shall not be changed by either party without the written confirmation by both parties;

9、 甲方应按乙方要求向乙方提供注册学习账号，由乙方向学员出售。甲方应确保提供给乙方学员的注册学习账号可以正常使用，如果使用中出现问题应及时配合解决，如因甲方提供的账号问题导致学员学习权限失效，由甲方承担责任；

9.	Party A shall provide Party B with registered learning accounts according to the requirements of Party B, which shall sell such accounts to students. Party A shall ensure that the registered learning accounts provided for Party B’s students can be used normally and shall cooperate to solve any problems arising in the use process in a timely manner; Party A shall be liable for the invalidation of learning authority of students due to the problems in the accounts provided by Party A;

10、甲方对乙方一切有关“课程学业综合评价”项目市场招生广告有建议权，以保护“课程学业综合评价核”项目健康稳定的发展；

10.	Party A has the right to make suggestions on all the marketing and enrollment advertisements for the “comprehensive academic evaluation” program, so as to protect the healthy and stable development of the “comprehensive academic evaluation” program;

11、甲方有权监控乙方在“课程学业综合评价”运作的规范性，如发现乙方有运作不规范或侵害学员利益的现象，甲方应及时通知乙方改正，若乙方不予改进的，甲方有权书面报省考办查实整顿，如乙方出现重大违规行为可能影响到项目的健康运营，甲方有权暂停本协议的相关义务直至违规行为得到纠正；

11.	Party A has the right to monitor Party B’s regularity in the operation of “comprehensive academic evaluation”. If finding any irregular operation or infringement of students’ interests by Party B, Party A shall notify Party B of corrections in a timely manner; if Party B fails to do so, Party A has the right to report in writing to the principal examination office for rectification; in case of Party B’s material breach, which may affect the sound operation of the program, Party A has the right to suspend the performance of the relevant obligations hereunder until the breach is corrected;

12、甲方不得泄露在履行本协议过程中了解到的乙方的商业秘密，甲方有义务对本协议的内容保密；

12.	Party A shall not disclose the trade secrets of Party B coming to its knowledge in the course of fulfilling the Agreement, and Party A has the obligation to keep the contents hereof confidential;

13、甲方应派专员负责本协议内容事项的接洽工作；

13.	Party A shall assign special personnel to the coordination of the matters hereunder;

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

14、甲方指定课程合作开发项目联系人和负责人，确保在项目过程中沟通顺畅；

14.	Party A shall designate the contact and the person in charge of the cooperative course development project to ensure the smooth communication in the project process;

15、甲方在合作开发课程期间，为乙方提供课程脚本编写过程规范的指导和帮助；

15.	Party A shall provide Party B with guidance and help for the norms for the preparation of course scripts during the cooperative course development;

1.	甲方负责检查老师提交的脚本，对脚本的编写规范和教学设计等进行完整性审查；
1.	Party A is responsible for checking the scripts submitted by teachers, and examining the completeness of the preparation norms for scripts and teaching design;

16、甲方负责对乙方录制人员进行录制过程的沟通和培训。

16.	Party A is responsible for the communication and training of the personnel participating in recording in the process of recording.

17、甲方负责完成课程的后期开发制作，并上线运营。

17.	Party A is responsible for the subsequent development and production and go-live operation of courses.

18、甲方负责给乙方提供过考平台的管理入口，让乙方监控合作课程在全国的使用统计。

18.	Party A is responsible for providing Party B with the management entrance for the examination-pass-guaranteed platform, for Party B to monitor the statistics of the use of cooperative courses in the country.

第三条：乙方的权利和义务

Article 3: Rights and Obligations of Party B

1、乙方有权使参加本校自学考试的采用付费学习的方式享有“课程学业综合评价”赋予的政策权利；

1.	Party B has the right to confer the adoption of paid learning to participate in the self-taught examinations held in the university the right to the policies under the “comprehensive academic evaluation”;

2、乙方须明确告知社会考生参与“课程学业综合评价”项目时，要严格遵循江西省自考办的相关监督管理要求并说明违规的后果，并制定一系列的监控管理制度及操作规范，使试点改革项目有效进行；

2.	Party B shall clearly inform the social candidates that they shall strictly observe the relevant regulatory requirements of the Jiangxi Provincial Self-taught Examination Office when participating in the “comprehensive academic evaluation” program and explain the consequences of violations, and shall formulate a series of monitoring and management systems and operation norms, to effectively carry out the pilot reform program;

3、乙方应根据甲方提供的网络学习环境建设要求，在学习服务中心内建设规范达标准的网络助学环境。确保学生能正常学习；

3.	Party B shall construct a standard internet-based learning environment in the learning service center in accordance with the construction requirements for the online learning environment provided by Party A, to ensure the normal learning of students;

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

4、乙方需要每次考期前四个月向甲方提供参与考期的“课程学业综合评价”的新增课程目录以供甲方做好必要的准备，甲方根据乙方提供的课程需求酌情安排开发。

4.	Party B shall, four months prior to each examination period, provide Party A with the catalog of additional courses participating in the “comprehensive academic evaluation” in the examination period, for Party A to make necessary preparations, and Party B shall arrange development at its discretion according to the course needs provided by Party B.

5、乙方应制定全年网络助学计划并提供给甲方，供甲方根据乙方计划定期导入、更换系统课件内容；

5.	Party B shall formulate an annual network educational aid plan and provide the same for Party A, for Party A to input and replace the courseware content of the system according to Party B’s plan on a regular basis;

6、乙方应派专门技术人员负责跟踪“课程学业综合评价”系统日常的现场运维工作，发现问题及时向甲方反馈，由甲方负责排查解决，保障学生正常使用；

6.	Party B shall dispatch special technical personnel responsible for tracking the daily on-site operation and maintenance of the “comprehensive academic evaluation” system, and feed back any identified problems in a timely manner to Party A, for Party A’s investigation and solution, to guarantee the normal use by students;

7、乙方应逐步建立“课程学业综合评价”助学辅导师资队伍，负责进行学生学习过程考核中需要人工记录的部分；

7.	Party B shall gradually build the educational aid teaching faculty for the “comprehensive academic evaluation” responsible for the manual recording of the assessment of students’ learning process;

8、乙方应妥善管理甲方提供的注册学习账号，如因乙方原因导致学员学习权限失效，由乙方承担责任。乙方不得把学习账号出卖给乙方学员之外的任何机构、个人；

8.	Party B shall properly manage the registered learning accounts provided by Party A and shall be liable for the invalidation of learning authority of students due to the reasons attributable to Party B. Party B shall not sell the learning accounts to any organization or individual other than Party B’s students;

9、为保护“课程学业综合评价”服务定价的统一，乙方不得随意调整收费标准，如遇特殊情况确需要调整时，应书面向甲方提报申请说明原因，甲方书面认可后，方可按新的价格标准执行收费；

9.	In order to protect the unified prices of “comprehensive academic evaluation” services, Party B shall not arbitrarily adjust the charging standards and, if adjustment is necessary under special circumstances, apply in writing to Party A with reasons explained, and may execute the charges according to new price standards upon written recognition by Party A;

10、乙方须保证有关“课程学业综合评价”招生广告宣传的真实性，招生广告须经甲方及江西省教育考试院同意后方可投放；

10.	Party B shall ensure the authenticity of the enrollment advertisements and publicity related to “comprehensive academic evaluation”. Such enrollment advertisements may not be released unless approved by Party A and the Jiangxi Provincial Education Examination Authority;

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

11、乙方学员通过交纳注册学习账号费的形式享受付费网络助学资源及课程学业综合评价服务，乙方应根据双方约定和学员报名课次数向甲方支付费用；

11.	Party B’s students enjoy paid online educational aid resources and comprehensive academic evaluation services by paying fees for registered learning accounts; Party B shall pay Party A fees as agreed upon by both parties and based on the number of applications for courses by students;

12、乙方不得泄露在履行本协议过程中了解到的甲方的商业秘密。乙方有义务对本协议的内容保密。

12.	Party B shall not disclose the trade secrets of Party A coming to its knowledge in the course of fulfilling the Agreement. Party B has the obligation to keep the contents hereof confidential.

13、乙方应派专员负责本协议内容事项的接洽工作。

13.	Party B shall assign special personnel to the coordination of the matters hereunder.

14、乙方指定课程合作开发项目联系人和负责人，确保在项目过程中沟通顺畅；

14.	Party B shall designate the contact and the person in charge of the cooperative course development project to ensure the smooth communication in the project process;

15、乙方负责对合作开发的课程组织老师进行脚本编写和录制工作。

15.	Party B is responsible for organizing teachers to prepare scripts and conduct recording for the cooperatively developed courses.

16、乙方负责安排摄像棚和摄像人员完成老师视频课件录制工作。

16.	Party B is responsible for arranging for the camera studio and camera personnel to complete the recording of teachers’ video courseware.

17、乙方免费为甲方提供2间办公室作为甲方技术人员办公场所，办公设施由甲方自行负责。

17.	Party B provides Party A with 2 offices free of charge as the office places of Party A’s technical personnel, with the office facilities to be provided by Party A on its own.

18、乙方确保按照江西省教育考试院关于开展自学考试综合改革试点的要求，统一组织江西师大综合改革试点考生参加网络助学。

18.	Party B shall ensure that students under the pilot comprehensive reform program for self-taught examinations of Jiangxi Normal University are organized on a unified basis to participate in online educational aid in accordance with the requirements of the Jiangxi Provincial Education Examination Authority for carrying out the pilot comprehensive reform program.

第四条：费用支付和招生收入分配

Article 4: Payment of Fees and Distribution of Enrollment Income

1、对于甲方独立版权的课程，如根据江西师大自学考试本科（专升本）综合改革试点方案属参加全国统一考试课程，则甲方按照100元/课次的标准收费；如根据江西师大自学考试本科（专升本）综合改革试点方案属参加理论与实践考核相结合考试课程，则甲方按照70元/课次的标准收费。

1.	For courses whose independent copyright is owned by Party A, if they belong to the courses under national unified examinations according to the pilot comprehensive reform program for self-taught examinations for the undergraduate diplomat (top-up program) of Jiangxi Normal University, Party A shall charge fees at RMB 100 per class; if they belong to examination courses in combination of theory and practice according to such program, Party A shall charge fees at RMB 70 per class.

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

2、对于甲乙双方合作开发的课程，如果收费标准大于60元/课次，按照如下标准支付乙方课程使用费：

2.	For the courses developed by both parties through cooperation, if the charging standard is more than RMB 60 per class, Party B shall be paid the fees for the use of courses based on the following standards:

a） 如每考期该课程全国使用课次在0-2000，甲方按照收费标准的30%支付给乙方课程使用费；

a)	if the courses are used in 0-2000 classes nationwide during each examination period, Party A shall pay 30% of the charging standard to Party B for the use of courses;

b） 如每考期该课程全国使用课次在2001-4000,甲方按照收费标准的27%支付给乙方课程使用费；

b)	if the courses are used in 2001-4000 classes nationwide during each examination period, Party A shall pay 27% of the charging standard to Party B for the use of courses;

c） 如每考期该课程全国使用课次在4001-6000,甲方按照收费标准的24%支付给乙方课程使用费；

c)	if the courses are used in 4001-6000 classes nationwide during each examination period, Party A shall pay 24% of the charging standard to Party B for the use of courses;

d） 如每考期该课程全国使用课次在6001以上，甲方按照收费标准的20%支付给乙方课程使用费；

d)	if the courses are used in 6001 or more classes nationwide during each examination period, Party A shall pay 20% of the charging standard to Party B for the use of courses;

3、对于甲乙双方合作开发的课程，如果收费标准小于60元/课次，甲方按照收费标准的20%支付给乙方课程使用费。

3.	For the courses developed by both parties through cooperation, if the charging standard is less than RMB 60 per class, Party A shall pay 20% of the charging standard to Party B for the use of courses.

4、甲乙双方费用的核算在每个考期结束后五个工作日内进行，并及时将结算金額支付给双方。

4.	The settlement of fees between both parties shall be conducted within five working days upon the end of each examination period, and the settled amount shall be paid to each other in a timely manner.

5、甲方应于收到乙方支付的预付学习账号费或追加学习账号费款项后的五个工作日内向乙方开具正式发票；乙方应于收到甲方支付的课程合作分成款后的五个工作日内向甲方开具正式发票；

5.	Party A shall issue official invoices to Party B within five working days upon receipt of the prepaid fees for learning accounts or additional fees for learning accounts paid by Party B; Party B shall issue official invoices to Party A within five working days upon receipt of the share of amount from cooperative courses paid by Party A;

甲方汇款银行信息：

Information on Party A’s remitting bank:

银行汇款：甲方全称：北京华夏大地远程教育网络服务有限公司

Bank remittance: full name of Party A: Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

开户银行：交通银行北京分行北京经济技术开发区支行

Deposit bank: Beijing Economic and Technological Development Area Sub-branch, Beijing Branch, Bank of Communications

帐       号：110060777018001824776

Account No.: 110060777018001824776

乙方汇款银行信息：

Information on Party B’s remitting bank:

银行汇款：乙方全称：江西师范大学

Bank remittance: full name of Party B: Jiangxi Normal University

开户银行：建设银行南昌市洪都支行

Bank of deposit: China Construction Bank Nanchang Hongdu Sub-branch

帐         号：36001050400050004609

Account No.: 36001050400050004609

第五条：违约责任

Article 5: Liability for Breach of Contract

1、如果因甲方所提供教学内容的版权与第三方发生纠纷，由甲方负全责，乙方不承担任何资任；如果非因甲方过错乙方与第三方发生纠纷，甲方不承担任何责任；

1.	Party A shall be solely liable for any dispute with any third party over the copyright for the teaching contents provided by Party A, while Party B does not undertake any liability; Party A does not undertake any liability for any dispute between Party B and any third party for reasons not attributable to Party A;

2、若一方（非违约方）声明另一方（违约方）违反本协议并提出此种违反的证明，则非违约方可要求违约方在30天内就违约侵害进行补偿协商；

2.	If a party (non-defaulting party) declares that the other party (defaulting party) violates the Agreement and produces proof of such breach, the non-defaulting party may require the defaulting party to negotiate about compensation for breach of contract and infringement within 30 days;

3、当违约方违反其在本协议项下的义务时，非违约方有权免于履行其在本协议项下的义务；

3.	When the defaulting party breaches its obligations hereunder, the non-defaulting party has the right to be exempted from performing its obligations hereunder;

4、若因违约方违反本协议而使非违约方或第三方发生任何费用、开支、额外责任或遭受损失，违约方应就该费用、开支、责任或损失、包括已付、应付或将付的利息等，向非违约方给予赔偿；

4.	The defaulting party shall compensate the non-defaulting party for any expenses, expenditures, additional liability or losses incurred or suffered by the non-defaulting party or a third party as a result of the defaulting party’s breach of the Agreement, including the interest paid, payable or to be paid;

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

5、双方认可所有应由违约方承担之责任，除本条前四款约定外，均应以协商的原则处置。

5.	Both parties recognize all the liability that shall be assumed by the defaulting party shall be disposed of on the principle of negotiation, except as agreed in the previous four paragraphs of the present article.

第六条：协议的生效、变更与解除

Article 6: Effectiveness, Alteration and Dissolution of the Agreement

1、本协议在江西省教育考试院下达正式批文后双方代表签署盖章之日起生效，五年内有效；

1.	The Agreement shall take effect as of the date when both parties’ representatives affix signatures and seals after the official release of the official approval document by the Jiangxi Provincial Education Examination Authority and shall remain valid for five years;

2、本协议未尽事宜，双方可另行协商解决并签订补充协议；

2.	The matters not covered herein may be separately settled by both parties upon negotiation, with any supplementary agreements signed;

3、补充协议和附件视作本协议组成部分，具有同等法律效力；

3.	Supplementary agreements and appendices, if any, shall be deemed as part of the Agreement and shall have the same legal force;

4、如甲、乙双方协商一致，可以解除本协议，双方互不承担损害赔偿责任。

4.	Both parties may dissolve the Agreement upon negotiation and shall not bear the liability for damages to each other.

第七条：不可抗力

Article 7: Force Majeure

由于包括但不限于下列情形如：地震、台风、洪水、火灾、战争、罢工、政府禁令、通信线路中断、黑客攻击、计算机病毒发作、电信部门技术调整、国家或省级考试中心及自考办相关政策调整等不可预见并对其发生和后果不能防止或避免的不可抗力事件，影响本协议一方履行本协议相关义务，该遭遇不可抗力事件的本协议一方，应于不可抗力事件发生之日起十五日内，以书面形式通知本协议另一方。该遭遇不可抗力事件的本协议一方将无须就上述不可抗力事件导致的其不履行本协议向本协议另一方负相关赔偿责任。但当事人迟延履行或不当履行后发生不可抗力的，不能免除责任。

If a party’s performance of the relevant obligations hereunder is affected by the following circumstances, including but not limited to: earthquakes, typhoon, floods, fire, war, strikes, government bans, interruption of communication lines, hacker attacks, computer virus outbreaks, technical adjustments made by telecommunication departments, relevant policy adjustments of the national or provincial examination centers and self-taught examination offices and other unforeseen force majeure events whose occurrence and consequences cannot be prevented or avoided, the affected party hereto shall, within fifteen days upon occurrence of a force majeure event, notify the other party hereto in writing. The affected party hereto need not bear the relevant liability for compensation to the other party hereto in respect of its non-performance hereof caused by the above force majeure event. The liability cannot be exempted, however, if the force majeure occurs after the delayed or inappropriate performance by the party.

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

第八条：争议解决

Article 8: Dispute Resolution

凡因协议所发生的一切争议，甲、乙双方应通过友好协商的方式加以解决；协商不成时，甲、乙双方之任何一方均有权将该争议向有管辖权的法院提起诉讼。

All disputes arising from the Agreement shall be settled by both parties through friendly negotiation; if the negotiation fails, either party has the right to bring such disputes before a court of competent jurisdiction for litigation.

第九条：附则

Article 9: Supplementary Provisions

1、未经对方书面同意，任何一方不得将其在本协议项下的权利或义务以任何方式转让与第三方；

1.	Without the written consent of the other party, neither party shall transfer in any form its rights or obligations under the Agreement to any third party;

2、甲乙双方基于本协议产生的法律关系是一种合作关系，除本协议另有规定外，乙方不是甲方的代理人，乙方作为独立的民事主体对外开展经营活动，执行本协议应当遵守法律的要求对外独立承担民事责任；

2.	The legal relationship between the parties arising out of the Agreement is a cooperative relationship. Unless otherwise specified herein, Party B is not an agent of Party A but carries out business activities with external parties as an independent civil subject; it shall abide by the requirements of the law and bear independent civil liability to external parties;

3、本协议由中华人民共和国有关法律、法规管辖和解释；

3.	The Agreement shall be governed by and construed in accordance with the relevant laws and regulations of the People’s Republic of China;

4、本协议一式四份，甲、乙双方各执两份，具有同等法律效力。

4.	The Agreement is made in quadruplicate of the same legal effect, with each party holding two.

5、本协议内的“考期”定义和期限为：自学考试每年4、5、10、11月的考试期。

5.	In the Agreement, the examination periods are defined in: each April, May, October and November for self-taught examinations.

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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北京华夏大地远程教育网络服务有限公司 Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

甲方：北京华夏大地远程教育网络服务有限公司 Party A: Beijing Huaxia Dadi Distance Learning Services Co., Ltd. (Seal)	乙方：江西师范大学继续教育学院 Party B: College of Continuing Education, Jiangxi Normal University (Seal)

授权代表（签字）： Authorized representative (signature):	授权代表（签字）： Authorized representative (signature):

签署日期： 2013.5.14 Signed on: May 14, 2013	签署日期：2013.5.14 Signed on: May 14, 2013

电话：010-57925046 Tel：010-57925046	传真：010-57925056 Fax：010-57925056	http://www.edu-edu.com.cn
地址：北京经济技术开发区地盛北街1号北工大软件园21-1号 Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area		邮编：100176 Zip code：100176

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